The American Funds Group(r)

AMCAP FUND

Building for the Future

[photograph of a girl playing with building blocks]

SEMI-ANNUAL REPORT
for the six months ended August 31, 2000




AMCAP FUND(r) seeks long-term growth of capital by investing in growing, profitable companies.

AMCAP Fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge), unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended September 30, 2000 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

[begin table]

                                                Total              Average Annual
CLASS A SHARES                                  Return             Compound Return
reflecting 5.75% maximum sales charge
Ten Years                                       +465.19%           +18.91%
Five Years                                      +144.66%           +19.60%
One Year                                        +16.33%            -

[end table]

Sales charges are lower for accounts of $25,000 or more.

There are two ways to invest in AMCAP Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they are also subject to a contingent deferred sales charge (5% maximum) that declines over time.


FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.




FELLOW SHAREHOLDERS:

AMCAP Fund generated a solid return of 9.4% during the six months ended August 31, in what proved to be a turbulent market. AMCAP's consistent emphasis on investing in proven growth companies helped it to avoid some pitfalls during the first half of our 2001 fiscal year.

Investing in growing companies always involves some uncertainty, or risk. At times, there seems to be little risk of negative events threatening investment expectations and company fundamentals. At other times, more uncertainty enters into the investing picture. During this recent six-month period, some risks became more evident, adding to volatility. These risks included: currency issues as the euro weakened dramatically; rising oil prices; concerns about electronic parts shortages; and worries about lower growth in corporate profits. In addition, the coming presidential election added another element of uncertainty.

[begin table]

                                                                   Lifetime
TOTAL RETURNS*                                                     Average Annual
                        6 Months             12 Months             Compound Returns
                        3/1/00-8/31/00       9/1/99-8/31/00        5/1/67-8/31/00

AMCAP Fund              9.4%                 27.1%                 14.1%

Lipper Multi-Cap        8.6                  24.5                  12.0
Core Fund Index

S&P 500 Composite       11.7                 16.3                  12.6
Index

S&P 400 Midcap          18.3                 39.8                  N/A
Index


*All returns include the reinvestment of dividends. The Lipper Index does not include the effects of sales charges. The S&P Indexes are unmanaged and don't include any expenses.
[end table]



TECHNOLOGY STOCKS WERE VOLATILE

Technology stocks' volatility provided a good example of how the market reacted to the increased level of uncertainty. Concerns about high valuations of Internet companies without earnings - or prospects of earnings in the foreseeable future - caused the technology-heavy Nasdaq to fall 37.3% from its high on March 10 until it reached a low on May 23. The Morgan Stanley Internet Index tumbled 50.0%. During this same period, AMCAP declined only 2.3%. Although AMCAP has significant exposure to technology companies, it focuses on those with a strong record as well as a promising future. This more cautious approach - and a generous cash holding - helped the fund on the downside.


FUND COMPARED FAVORABLY WITH PEERS

The fund compared favorably with its peers over the past six months. The Lipper Multi-Cap Core Fund Index, its new benchmark, rose 8.6%. This index is a measure of mutual funds, which, like AMCAP, invest in a wide variety of companies of different sizes. Standard & Poor's 500 Stock Composite Index, which tracks mainly large U.S. companies, increased 11.7%. The S&P 500 was again led by a small group of 25 companies - only 5% of the 500 - which contributed 40% of its gain. Without these 25 companies, the index would have increased only 7.0%. The fund trailed the S&P 400 Midcap Index for the period, as investors moved to mid-sized and smaller companies, due in part to more reasonable valuations.

Since AMCAP focuses on long-term investing, we do not consider stock price moves over a six-month period that significant. However, it's worth noting some general trends in our portfolio. Of AMCAP's largest holdings, the strongest gainers were companies involved in business services or technology. Overall, returns from our investments in technology and media and entertainment companies were mixed over the recent six months, but these holdings have been good long-term investments.

In December, the fund expects to pay a capital gain distribution between 6% and 8% of the current share price. We are always mindful of the taxes that our shareholders pay on capital gain distributions. The fund's basic philosophy of buying undervalued securities and holding them for the long term helps keep turnover low, thereby limiting the amount of gains realized in any period. However, careful portfolio management means that securities will be sold when it is appropriate to do so for investment reasons.


THE VALUE OF A LONG-TERM PERSPECTIVE

While we can't predict what will happen in the future, we believe our approach of investing in quality growth companies will continue to be rewarding over the long term. The fund's analysts and portfolio counselors seek to invest in companies with such attributes as strong management, effective customer service, a sustainable competitive edge, participation in a growing market and a history of above-average earnings and revenue increases. With that in mind, we recommend, as always, that shareholders look beyond near-term volatility and focus on the long-term potential of our portfolio.

We look forward to reporting to you again next spring.

Cordially,

/s/ R. Michael Shanahan
R. Michael Shanahan
Chairman of the Board

/s/ Claudia P. Huntington
Claudia P. Huntington
President

October 13, 2000





Amcap Fund, Inc.
Investment Portfolio, August 31, 2000 (Unaudited)
[begin pie chart]

                                                                    Percent
                                                                     of Net
                                                                     Assets
Largest Industry Holdings

Business Services                                                     11.20%
Broadcasting & Publishing                                              9.25%
Data Processing & Reproduction                                         8.20%
Electronic Components                                                  8.18%
Health & Personal Care                                                 7.63%
Other Industries                                                      35.67%
Cash & Equivalents                                                    19.87%

[end pie chart]

[begin table]
Largest Equity Holdings

Viacom                                                                2.78%
Time Warner                                                           2.74%
Medtronic                                                             2.54%
Robert Half International                                             2.04%
Concord EFS                                                           1.97%
Guidant                                                               1.78%
Sanmina                                                               1.78%
Interpublic Group                                                     1.62%
Western Wireless                                                      1.55%
CenturyTel                                                            1.55%

[end table]


[begin table]

                                                                  Number of       Market      Percent
                                                                     Shares        Value       of Net
Equity Securitites (common stocks)                                                  (000)      Assets
--------------------------------------------                       --------     --------     --------

BUSINESS SERVICES - 11.20%
Robert Half International Inc. (1)                                 5,000,000      159,062         2.04  %
Concord EFS, Inc. (1)                                              4,776,750      153,453         1.97
Interpublic Group of Companies, Inc.                               3,308,100      126,535         1.62
Paychex, Inc.                                                      1,800,000       80,325         1.03
Snyder Communications, Inc. (1)                                    2,143,400       58,676
Snyder Communications, Inc.-Circle.com (1)                           450,000        1,519          .77
Sabre Holdings Corp., Class A (1)                                  1,750,000       48,781          .63
ServiceMaster Co.                                                  3,980,000       38,556          .49
Pitney Bowes Inc.                                                    975,000       35,648          .46
Young & Rubicam Inc.                                                 600,000       35,100          .45
Avery Dennison Corp.                                                 600,000       32,438          .42
Galileo International, Inc.                                        1,550,000       28,869          .37
IMS Health Inc.                                                    1,400,000       26,425          .34
Ventiv Health, Inc. (1)                                            1,000,000       13,375          .17
Profit Recovery Group International, Inc. (1)                      1,200,000       10,838          .14
Cendant Corp. (1)                                                    800,000       10,550          .13
MSC Industrial Direct Co., Inc., Class A (1)                         444,800        7,228          .09
Equifax Inc.                                                         250,000        6,359          .08
                                                                              ----------   ----------
                                                                                  873,737        11.20
                                                                              ----------   ----------

BROADCASTING & PUBLISHING - 9.25%
Viacom Inc., Class B (1)                                           3,224,400      217,043         2.78
Time Warner Inc.                                                   2,500,000      213,750         2.74
AT&T Corp. Liberty Media Group, Class A (1)                        4,600,000       98,325         1.26
Infinity Broadcasting Corp., Class A (1)                           1,900,000       71,963          .93
Clear Channel Communications, Inc. (1)                               950,000       68,756          .88
Harte-Hanks, Inc.                                                  2,051,200       51,536          .66
                                                                              ----------   ----------
                                                                                  721,373         9.25
                                                                              ----------   ----------

DATA PROCESSING & REPRODUCTION - 8.20%
Microsoft Corp. (1)                                                1,110,000       77,492          .99
Lexmark International, Inc., Class A (1)                           1,050,000       71,203          .91
HNC Software Inc. (1)                                              1,056,000       57,453          .74
Computer Associates International, Inc.                            1,750,000       55,562          .71
PeopleSoft, Inc. (1)                                               1,500,000       48,375          .62
Intuit Inc. (1)                                                      791,600       47,397          .61
National Instruments Corp. (1)                                     1,025,000       44,267          .57  %
Palm, Inc. (spinoff of 3Com Corp.) (1)                               933,828       41,088          .53
International Business Machines Corp.                                250,000       33,000          .42
Oracle Corp. (1)                                                     350,000       31,828          .41
Gateway, Inc. (1)                                                    365,200       24,870          .32
Dell Computer Corp. (1)                                              475,000       20,722          .27
Hewlett-Packard Co.                                                  150,000       18,113          .23
Electronics for Imaging, Inc. (1)                                    475,000       12,350          .16
Cadence Design Systems, Inc. (1)                                     500,000       10,625          .14
3Com Corp. (1)                                                       629,600       10,467          .13
Compaq Computer Corp.                                                300,000       10,219          .13
MICROS Systems, Inc. (1)                                             500,000        8,781          .11
Silicon Graphics, Inc. (1)                                         1,850,000        8,672          .11
Synopsys, Inc. (1)                                                   200,000        7,413          .09
                                                                              ----------   ----------
                                                                                  639,897         8.20
                                                                              ----------   ----------

ELECTRONIC COMPONENTS - 8.18%
Sanmina Corp. (1)                                                  1,175,000      138,650         1.78
Texas Instruments Inc.                                             1,600,000      107,100         1.37
Linear Technology Corp.                                            1,082,200       77,851         1.00
SCI Systems, Inc. (1)                                              1,075,000       66,381          .85
Analog Devices, Inc. (1)                                             650,000       65,325          .84
Intel Corp.                                                          700,000       52,413          .67
Dallas Semiconductor Corp.                                           950,000       39,306          .50
Solectron Corp. (1)                                                  600,000       27,188          .35
CTS Corp.                                                            450,000       23,091          .29
Jabil Circuit, Inc. (1)                                              350,000       22,334          .29
MIPS Technologies, Inc., Class B (1)                                 256,373       13,267          .17
Power Integrations, Inc. (1)                                         314,900        5,353          .07
                                                                              ----------   ----------
                                                                                  638,259         8.18
                                                                              ----------   ----------

HEALTH & PERSONAL CARE - 7.63%
Medtronic, Inc.                                                    3,860,000      197,825         2.54
Guidant Corp. (1)                                                  2,065,000      139,001         1.78
Pfizer Inc                                                         1,200,000       51,900          .66
Avon Products, Inc.                                                1,210,000       47,417          .61
Cardinal Health, Inc.                                                369,589       30,237          .39
Becton, Dickinson and Co.                                            800,000       24,100          .31
Stryker Corp.                                                        480,000       21,510          .28
Watson Pharmaceuticals, Inc. (1)                                     300,000       18,506          .24
Genentech, Inc. (1)                                                   90,400       17,221          .22
Gillette Co.                                                         500,000       15,000          .19
Sybron International Corp. (1)                                       525,000       11,944          .15
ALZA Corp. (1)                                                       125,000        9,453          .12
Pharmacia Corp. (formerly Monsanto Co.)                              100,000        5,856          .07
Bergen Brunswig Corp., Class A                                       600,000        5,625          .07
                                                                              ----------   ----------
                                                                                  595,595         7.63
                                                                              ----------   ----------

MERCHANDISING - 5.55%
Dollar General Corp.                                               5,088,500      104,632         1.34
Albertson's, Inc.                                                  2,550,000       54,825          .70
Lowe's Companies, Inc.                                             1,095,000       49,070          .63
Kohl's Corp. (1)                                                     850,000       47,600          .61
AutoZone, Inc. (1)                                                 2,000,000       45,000          .58
Consolidated Stores Corp. (1)                                      3,145,312       42,855          .55
Gap, Inc.                                                          1,880,000       42,182          .54  %
Walgreen Co.                                                       1,000,000       32,875          .42
Staples, Inc. (1)                                                    900,000       13,838          .18
                                                                              ----------   ----------
                                                                                  432,877         5.55
                                                                              ----------   ----------

FINANCIAL SERVICES - 4.46%
Fannie Mae                                                         2,051,000      110,241         1.41
USA Education Inc. (formerly SLM Holding Corp.)                    2,110,000       82,686         1.06
Providian Financial Corp.                                            542,800       62,388          .80
Capital One Financial Corp.                                          750,000       45,234          .58
Freddie Mac                                                          800,000       33,700          .43
Associates First Capital Corp., Class A                              500,000       14,063          .18
                                                                              ----------   ----------
                                                                                  348,312         4.46
                                                                              ----------   ----------

BANKING - 3.13%
Northern Trust Corp.                                                 900,000       75,881          .97
Wells Fargo & Co.                                                  1,700,000       73,419          .94
Bank of America Corp.                                              1,000,000       53,562          .69
M&T Bank Corp.                                                        85,923       41,646          .53
                                                                              ----------   ----------
                                                                                  244,508         3.13
                                                                              ----------   ----------

DIVERSIFIED TELECOMMUNICATION SERVICES - 2.86%
CenturyTel, Inc.                                                   4,197,950      120,953         1.55
WorldCom, Inc. (formerly MCI WorldCom, Inc.) (1)                   2,100,000       76,650          .98
Qwest Communications International Inc. (1)                          500,000       25,813          .33
                                                                              ----------   ----------
                                                                                  223,416         2.86
                                                                              ----------   ----------

INSURANCE - 2.51%
American International Group, Inc.                                 1,101,562       98,177         1.26
Mutual Risk Management Ltd.                                        2,000,000       42,500          .54
Reinsurance Group of America, Inc.                                 1,272,600       36,269          .46
Mercury General Corp.                                                700,000       19,206          .25
                                                                              ----------   ----------
                                                                                  196,152         2.51
                                                                              ----------   ----------

LEISURE & TOURISM - 2.36%
Brinker International, Inc. (1)                                    2,950,000       93,663         1.20
Walt Disney Co.                                                    1,500,000       58,406          .75
Carnival Corp.                                                       957,500       19,090          .25
Papa John's International, Inc. (1)                                  560,000       12,670          .16
                                                                              ----------   ----------
                                                                                  183,829         2.36
                                                                              ----------   ----------

BEVERAGES & TOBACCO - 1.84%
Philip Morris Companies Inc.                                       2,500,000       74,062          .95
PepsiCo, Inc.                                                        800,000       34,100          .44
Beringer Wine Estates Holdings, Inc.,                                365,000       20,189          .26
Class B (1)
Robert Mondavi Corp., Class A (1)                                    366,700       15,035          .19
                                                                              ----------   ----------
                                                                                  143,386         1.84
                                                                              ----------   ----------

HEALTH CARE PROVIDERS & SERVICES - 1.83%
Medicis Pharmaceutical Corp., Class A (1)                          1,150,000       74,103          .95
Quintiles Transnational Corp. (1)                                  1,634,000       22,774          .29
Universal Health Services, Inc., Class B (1)                         250,000       17,687          .22
Cintas Corp.                                                         375,000       15,586          .20
Stewart Enterprises, Inc., Class A                                 4,100,000       13,069          .17
                                                                              ----------   ----------
                                                                                  143,219         1.83
                                                                              ----------   ----------

WIRELESS TELECOMMUNICATION SERVICES - 1.55%
Western Wireless Corp., Class A (1)                                2,367,900      121,059         1.55
                                                                              ----------   ----------
                                                                                  121,059         1.55
                                                                              ----------   ----------

ELECTRICAL & ELECTRONICS - 1.44%
Cisco Systems, Inc. (1)                                            1,450,000       99,506         1.28  %
Lucent Technologies Inc.                                             300,000       12,544          .16
                                                                              ----------   ----------
                                                                                  112,050         1.44
                                                                              ----------   ----------

CHEMICALS - 1.38%
Cambrex Corp.                                                      1,130,000       53,039          .68
RPM, Inc.                                                          3,500,000       33,469          .43
Ionics, Inc. (1)                                                     700,000       20,869          .27
                                                                              ----------   ----------
                                                                                  107,377         1.38
                                                                              ----------   ----------
IT CONSULTING & SERVICES - 0.74%
Affiliated Computer Services, Inc., Class A (1)                      800,000       37,250          .48
Ceridian Corp. (1)                                                   856,800       20,724          .26
                                                                              ----------   ----------
                                                                                   57,974          .74
                                                                              ----------   ----------

ENERGY EQUIPMENT - 0.68%
Schlumberger Ltd.                                                    624,232       53,255          .68
                                                                              ----------   ----------
                                                                                   53,255          .68
                                                                              ----------   ----------

TEXTILES & APPAREL - 0.61%
NIKE, Inc., Class B                                                1,211,900       47,946          .61
                                                                              ----------   ----------
                                                                                   47,946          .61
                                                                              ----------   ----------

ELECTRONIC INSTRUMENTS - 0.61%
Applied Materials, Inc. (1)                                          550,000       47,472          .61
                                                                              ----------   ----------
                                                                                   47,472          .61
                                                                              ----------   ----------

TRANSPORTATION: AIRLINES - 0.52%
Southwest Airlines Co.                                             1,790,000       40,499          .52
                                                                              ----------   ----------
                                                                                   40,499          .52
                                                                              ----------   ----------

INDUSTRIAL COMPONENTS - 0.51%
Tower Automotive, Inc. (1)                                         1,750,000       19,906          .26
Illinois Tool Works Inc.                                             350,000       19,622          .25
                                                                              ----------   ----------
                                                                                   39,528          .51
                                                                              ----------   ----------

MACHINERY & ENGINEERING - 0.49%
Millipore Corp.                                                      400,000       24,350          .31
IDEX Corp.                                                           455,500       13,836          .18
                                                                              ----------   ----------
                                                                                   38,186          .49
                                                                              ----------   ----------

WHOLESALE & INTERNATIONAL TRADE - 0.28%
Tech Data Corp. (1)                                                  425,000       21,941          .28
                                                                              ----------   ----------
                                                                                   21,941          .28
                                                                              ----------   ----------

BUILDING MATERIALS & COMPONENTS - 0.20%
Elcor Corp.                                                          975,000       16,026          .20
                                                                              ----------   ----------
                                                                                   16,026          .20
                                                                              ----------   ----------

MULTI-INDUSTRY - 0.19%
Dover Corp.                                                          300,000       14,662          .19

TRANSPORTATION: RAIL & ROAD - 0.12%
Wisconsin Central Transportation Corp. (1)                           675,000        9,028          .12

RECREATION & OTHER CONSUMER PRODUCTS - 0.08%
Mattel, Inc.                                                         600,000        5,925          .08
                                                                              ----------   ----------
                                                                                    5,925          .08
                                                                              ----------   ----------


MISCELLANEOUS - 1.73%
Other equity securities in initial period                          3,172,700      134,711         1.73
of acquisition
                                                                              ----------   ----------
TOTAL EQUITY SECURITIES (cost: $3,910,074,000)                                  6,252,199        80.13
                                                                              ----------   ----------

                                                                  Principal       Market      Percent
                                                                     Amount        Value       of Net
Short-Term Securities                                                  (000)        (000)      Assets
--------------------------------------------                       --------     --------     --------

CORPORATE SHORT-TERM NOTES - 16.93%
General Electric Capital Corp. 6.48%-6.65%                         $105,880     $105,539          1.35  %
due 9/1-10/10/2000
Alcoa Inc. 6.47%-6.50% due 9/14-11/10/2000                            97,300       96,622         1.24
Ciesco LP 6.48%-6.52% due 9/20-10/6/2000                              90,000       89,597         1.15
AT&T Corp. 6.46%-6.51% due 9/20-10/25/2000                            88,500       87,792         1.12
Lucent Technologies Inc. 6.46%-6.48%                                  72,800       72,465          .93
due 9/13-10/13/2000
Coca-Cola Co. 6.47%-6.48% due 10/2-10/24/2000                         65,800       65,240          .84
Ford Motor Credit Co. 6.45%-6.52%                                     60,975       60,587          .78
due 9/1-10/20/2000
Motorola, Inc. 6.50%-6.58% due 9/11-10/20/2000                        60,120       59,772          .77
Procter & Gamble Co. 6.47%-6.49%                                      55,000       54,605          .70
due 9/29-10/19/2000
Hewlett-Packard Co. 6.45% due 9/1/2000                                50,000       49,991          .64
Household Finance Corp. 6.48%-6.52%                                   49,100       48,818          .63
due 9/22-10/10/2000
Campbell Soup Co. 6.49%-6.55%                                         48,180       47,960          .61
due 9/6-10/16/2000
International Lease Finance Corp. 6.51%                               45,600       45,302          .58
due 10/6/2000
Motiva Enterprises LLC 6.50%-6.63%                                    43,500       43,449          .56
due 9/1-9/11/2000
Eastman Kodak Co. 6.49%-6.58%                                         42,500       42,262          .54
due 9/11-10/19/2000
Associates First Capital Corp. 6.50%-6.51%                            41,400       41,260          .53
due 9/18-9/19/2000
Duke Energy Corp. 6.47%-6.56%                                         40,000       39,716          .51
 due 9/15-11/2/2000
Hershey Foods Corp. 6.47%-6.50%                                       38,700       38,431          .49
due 10/3-10/17/2000
Equilon Enterprises, LLC 6.50%-6.51%                                  33,500       33,409          .43
due 9/6-10/12/2000
American Express Credit Corp. 6.51%                                   30,000       29,934          .38
due 9/12/2000
A.I. Credit Corp. 6.50% due 10/30/2000                                30,000       29,675          .38
H.J. Heinz Co. 6.48%-6.50% due 9/7-10/23/2000                         28,785       28,666          .37
Verizon Communications 6.48% due 11/7/2000                            28,900       28,544          .37
Bell Atlantic Financial Services, Inc.                                27,100       26,953          .34
6.52%-6.55% due 9/8-10/5/2000
Bell Atlantic Network Funding Corp. 6.50%                             25,500       25,412          .33
due 9/19/2000
Archer Daniels Midland Co. 6.50% due 10/16/2000                       15,900       15,768          .20  %
USAA Capital Corp. 6.43% due 9/1/2000                                 12,820       12,818          .16

FEDERAL AGENCY DISCOUNT NOTES - 3.14%
Fannie Mae 6.42%-6.50% due 9/21-10/26/2000                           143,800      142,928         1.83
Freddie Mac 6.40%-6.43% due 9/19-11/2/2000                            56,600       56,241         0.72
Federal Home Loan Banks 6.46%                                         46,415       46,270         0.59
due 9/15-9/22/2000
                                                                              ----------   ----------
TOTAL SHORT-TERM SECURITIES                                                     1,566,026        20.07
(cost: $1,566,020,000)
                                                                              ----------   ----------
TOTAL INVESTMENT SECURITIES                                                     7,818,225       100.20
(cost: $5,476,094,000)
Excess of payables over cash and receivables                                       16,034          .20
                                                                              ----------   ----------
NET ASSETS                                                                     $7,802,191       100.00  %
                                                                              ----------   ----------
                                                                              ----------   ----------

(1)  Non-income-producing securities.

See Notes to Financial Statements

[end table]

AMCAP Fund
Investment Portfolio, August 31, 2000

Equity securities appearing in the portfolio
since February 29, 2000
--------------------------------------------------------------
Affiliated Computer Services
Carnival
Ceridian
CTS
Electronics for Imaging
IMS Health
MICROS Systems
MIPS Technologies
Mutual Risk Management
National Instruments
Palm
Pitney Bowes
Profit Recovery Group International
Qwest Communications International
Reinsurance Group of America
Staples
Walgreen
Walt Disney

Equity securities eliminated from the portfolio
since February 29, 2000
--------------------------------------------------------------
Acxiom
Adaptec
Airgas
Citizens Utilities
Colgate-Palmolive
Columbia/HCA Healthcare
Comcast
First Health Group
IKON Office Solutions
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Triad Hospitals





AMCAP Fund Financial Statements

Statement of Assets and Liabilities
at August 31, 2000 (dollars in thousands)                                      (unaudited)
--------------------------------------
Assets:
Investment securities at market
 (cost: $5,476,094)                                                             $7,818,225
Cash                                                                                    73
Receivables for--
 Sales of investments                                            $146,149
 Sales of fund's shares                                             6,617
 Dividends                                                          3,527          156,293
                                                                                 7,974,591

Liabilities:
Payables for--
 Purchases of investments                                          36,740
 Repurchases of fund's shares                                     128,282
 Management services                                                2,357
 Other expenses                                                     5,021          172,400
Net Assets at August 31, 2000--                                                 $7,802,191
 Total authorized capital stock--
500,000,000 shares
Class A shares, $1.00 par value
 Net Assets                                                                     $7,786,996
 Shares outstanding                                                            395,911,572
 Net asset value per share                                                          $19.67
Class B shares, $1.00 par value
 Net Assets                                                                        $15,195
 Shares outstanding                                                                775,528
 Net asset value per share                                                          $19.59



Statement of Operations for the six
months ended August 31, 2000 (dollars                                          (unaudited)
 in thousands)

Investment Income:
Income:
 Dividends                                                     $   20,407
 Interest                                                          44,177        $  64,584

Expenses:
 Management services fee                                           13,681
 Distribution expenses - Class A                                    8,288
 Distribution expenses - Class B                                       31
 Transfer agent fee - Class A                                       2,749
 Transfer agent fee - Class B                                           3
 Reports to shareholders                                              151
 Registration statement and prospectus                                377
 Postage, stationery and supplies                                     353
 Directors' fees                                                       66
 Auditing and legal fees                                               66
 Custodian fee                                                         62
 Taxes other than federal income tax                                    1
 Other expenses                                                        40           25,868
 Net investment income                                                              38,716
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                  660,868
Net decrease in unrealized
 appreciation on investments:
 Beginning of period                                            2,364,169
 End of period                                                  2,342,131
  Net change in unrealized
    Appreciation on investments                                                    (22,038)

 Net realized gain and unrealized
  appreciation on investments                                                      638,830
Net Increase in Net Assets Resulting
 from Operations                                                                  $677,546

See Notes to Financial Statements



Statement of Changes in Net
Assets (dollars in thousands)
------------------------------                              -------------    -------------
                                                               Six months       Year ended
                                                             ended August         February
                                                                31, 2000*         29, 2000
                                                            -------------     ------------
Operations:
Net investment income                                          $   38,716       $   46,834
Net realized gain on investments                                  660,868          999,592
Net unrealized appreciation
 (depreciation) on investments                                 (22,038.00)      282,012.00
 Net increase in net assets
  resulting from operations                                    677,546.00     1,328,438.00
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
  Class A                                                               -       (34,644.00)
  Class B                                                               -                -
Distributions from net realized gains
on investments
  Class A                                                     (398,766.00)     (856,319.00)
  Class B                                                         (409.00)               -
Total Dividends and Distributions                             (399,175.00)     (890,963.00)

Capital Share Transactions:
 Proceeds from shares sold                                        452,275          894,848
 Proceeds from shares issued in
   reinvestment of net investment
   income dividends and distributions of
   net realized gain on investments                               375,683          836,603
 Cost of shares repurchased                                      (573,754)        (838,228)
 Net increase in net assets resulting from                        254,204          893,223
  capital share transactions
Total Increase in Net Assets                                      532,575        1,330,698

Net Assets:
Beginning of period                                             7,269,616        5,938,918
End of period (including undistributed
 net investment income and distributions
 in excess of net investment income of
 $37,909 and $(807), respectively                              $7,802,191       $7,269,616

* Unaudited

See Notes to Financial Statements






NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - AMCAP Fund, Inc. (the "fund") is registered under the
Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in growing, profitable companies.
 The Fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities purchased are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between the share classes based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses are accrued daily and charged to the applicable share class.


2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of August 31, 2000, net unrealized appreciation on investments for book and federal income tax purposes aggregated $2,342,131,000; $2,868,114,000 related to appreciated securities and $525,983,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended August 31, 2000. The cost of portfolio securities for book and federal income tax purposes was $5,460,060,000 at August 31, 2000.


3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $13,681,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on the following rates and net asset levels:

                           Net Asset Level (in billions)
Rate                     In Excess of               Up to
0.485%                     $0                         $1
0.385                      $1                         $2
0.355                      $2                         $3
0.335                      $3                         $5
0.320                      $5                         $8
0.310                      $8



DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution for Class A shares, the fund may expend up to 0.25% of Class A daily net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved in advance by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. Pursuant to a Plan of Distribution for Class B shares, the fund may expend up to 1.00% of Class B daily net assets annually to compensate dealers for their selling and servicing efforts. During the six months ended August 31, 2000, distribution expenses under the Plans of Distribution for Class A and Class B shares were $8,288,000 and $31,000, respectively. As of August 31, 2000, accrued and unpaid distribution expenses for Class A and Class B were $3,809,000 and $11,000, respectively. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,075,000 (after allowances to dealers) during the six months ended August 31, 2000, as its portion of the sales charges paid by purchasers of the fund's Class A shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - The fee of $2,751,000 for transfer agent services was incurred pursuant to an agreement with American Funds Service Company (AFS) for the six months ended August 31, 2000.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $xxx,000.

AFFILIATED DIRECTORS' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.


4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $1,028,237,000 and $1,503,222,000, respectively, during the six months ended August 31, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $62,000 includes $9,000 that was paid by these credits rather than in cash.

As of August 31, 2000, net assets consisted of the following:

[begin table]

                                                              Amount
                                                              (000)

Capital paid in on shares of beneficial interest           $4,761,326

Undistributed net investment income                            37,909

Accumulated net realized gain                                 660,825

Net unrealized appreciation                                 2,342,131

Net Assets                                                 $7,802,191




[end table]
Capital share transactions in the fund were as follows:
[begin table]

                        Six months      ended           Year          ended
                        August          31, 2000        February      29, 2000
                        Amount          Shares          Amount        Shares
                        (000)                           (000)
CLASS A SHARES:
Sold                    $437,550        22,494,283      $894,848      48,563,421

Reinvestment of         375,279         20,197,316       836,603      46,748,655
  dividends and
  distributions

Repurchased             573,618         29,432,257      838,228       45,493,929

   Net increase          239,211        13,259,342      893,223       49,818,147
   in Class A

CLASS B SHARES:*
Sold                     14,725          760,803        -             -

Reinvestment of         404             21,798          -             -
  dividends and
  distributions

Repurchased             136             7,073           -             -

   Net increase         14,993          775,528         -             -
   in Class B

TOTAL NET               $254,204        14,034,870      $893,223      49,818,147
INCREASE IN FUND

*Class B shares were not offered before March 15, 2000.







PER-SHARE DATA AND RATIOS
[begin table]

                                                                        Net
                                  Net asset                           gains
                                    value,          Net           on securities     Total from
                                   beginning     investment       (both realized     investment
Period ended (1)                   of period       income        and unrealized)     operations
Class A:
 8/31/2000                          $19.00        0.10 (2)           1.62(2)           $1.72
 2000                                17.84           .13               3.61            3.74
 1999                                16.93           .12               3.21            3.33
 1998                                14.60           .10               4.80            4.90
 1997                                14.40           .12               1.51            1.63
 1996                                12.28           .16               3.32            3.48
Class B:
 8/31/2000                           19.06         0.03(2)           1.55(2)           1.58

                                   Dividends
                                  (from net     Distributions                        Net asset
                                  investment    (from capital         Total          value, end
Period ended (1)                     income)        gains)         distributions      of period
Class A:
 8/31/2000                          $  -           $(1.05)           $(1.05)           $19.67
 2000                                 (.10)         (2.48)             (2.58)            19.00
 1999                                 (.13)         (2.29)             (2.42)            17.84
 1998                                 (.10)         (2.47)             (2.57)            16.93
 1997                                 (.12)         (1.31)             (1.43)            14.60
 1996                                 (.17)         (1.19)             (1.36)            14.40
Class B:
 8/31/2000                             -           (1.05)             (1.05)            19.59




                                                                    Ratio of         Ratio of
                                                 Net assets,         expenses        net income   Portfolio
                                    Total       end of period       to average       to average    turnover
Period ended (1)                    return      (in millions)       net assets       net assets      rate
Class A:
 8/31/2000                           9.35%         $7,787            0.68%(3)         1.03%(3)    16.67%(4)
 2000                                22.30          7,270              .68              .72         34.36
 1999                                21.07          5,939              .67              .70         36.46
 1998                                36.97          4,891              .68              .62         31.42
 1997                                11.74          3,807              .69              .81         24.14
 1996                                29.29          3,693              .71              1.16        35.16
Class B:
 8/31/2000                           8.58            15              1.47(3)          0.24(3)      16.67(4)


(1) The periods 1996 through 2000 represent fiscal years ended February 28 or
    29. The periods ended August 31, 2000 represent, for Class A shares, the six month period ended August 31, 2000 (unaudited), and, for Class B shares, the 169-day period ended August 31, 2000. Class B shares were not offered before March 15, 2000. Total returns for such periods are based on activity during the period and thus are not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.

(2) Based on average shares outstanding.

(3) Annualized.

(4) Represents portfolio turnover rate (equivalent for all share classes) for the six months ended August 31, 2000.

[end table]





The American Funds Group(r)

OFFICES OF THE FUND AND OF
THE INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443
135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT, ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of AMCAP Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.


Printed on recycled paper
Litho in USA   AGD/L/4817
Lit. No. AMCAP-013-1000